Summary Prospectus
October 11, 2010

JNL/Mellon Capital Management Value Line® 30 Fund
(the “Fund”)
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://jackson.onlineprospectus.net/jackson/JNLvariablefundllc/funds.  You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated October 11, 2010 are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

The shares of the Fund are sold to life insurance company separate accounts (“separate accounts”) and other registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies, and may be sold to qualified and non-qualified retirement plans.

Investment Objective.  The investment objective of the Fund is to provide capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Feeder Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.44%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.80%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.44%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.60%

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$82	$255	$444	$990

Class B
1 year	3 years	5 years	10 years
$61	$192	$335	$750

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2009 – 12/31/2009	24%

Period	Class B
1/1/2009 – 12/31/2009	24%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line® gives a #1 ranking for “TimelinessTM”.  Value Line® ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges.  Of these 1,700 stocks, only 100 are given Value Line’s #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.  Value Line® bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.  The 30 stocks are chosen only once annually from the 100 stocks with the #1 ranking on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year.

The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs, and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Certain provisions of the 1940 Act limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

The Fund is ‘‘non-diversified’’ under the 1940 Act, as amended, and may invest more of its assets in fewer issuers than ‘‘diversified’’ mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

·
Limited management, trading cost and rebalance risk – Investing according to criteria applied on each Stock Selection Date prevents responding to market fluctuations or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates and may lead to higher transaction costs.

·
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the markets, and competitive conditions.

·
Non-diversification risk – With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years compare with those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2005): 15.46%; Worst Quarter (ended 12/31/08): -25.76%

Class B

Best Quarter (ended 6/30/2008): 8.99%; Worst Quarter (ended 9/30/2008): -25.68%

Average Annual Total Returns as of December 31, 2009
	1 year	5 year	Life of Fund (October 4, 2004)
JNL/Mellon Capital Management Value Line® 30 Fund (Class A)	14.44%	-0.29%	2.37%
S&P 500 Index	26.46%	0.42%	1.75%

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Class (December 3, 2007)
JNL/Mellon Capital Management Value Line® 30 Fund (Class B)	14.37%	-21.39%
S&P 500 Index	26.46%	-10.40%

Portfolio Management.
Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Mellon Capital Management Corporation

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Karen Q Wong	2004	Portfolio Manager
Richard A. Brown	2004	Portfolio Manager
Thomas Durante	2010	Portfolio Manager

Purchase and Sale of Fund Shares

Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information

Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.